CUSIP NO. 45069D203             Schedule 13G                       Page 21 of 24


                                                                       EXHIBIT 1
                                                                       ---------



               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of April 1, 2004


CHD INVESTORS, LLC, a Delaware limited liability company

         By: International Managed Care, LLC, a Delaware limited liability company, as a managing member

             By: Insurance Partners, L.P., a Delaware limited partnership, its managing member

                  By: Insurance GenPar, L.P., a Delaware limited partnership, its general partner

                       By: Insurance GenPar MGP, L.P., a Delaware limited partnership, its general partner

                            By:  Insurance GenPar MGP, Inc., a Delaware
                                 corporation, its general partner

                                 By: /s/ Robert A. Spass
                                     ------------------------------------------
                                     Name:   Robert A. Spass
                                     Title:  President


INTERNATIONAL MANAGED CARE, LLC, a Delaware limited liability company

         By: Insurance Partners, L.P., a Delaware limited partnership, its managing member

             By: Insurance GenPar, L.P., a Delaware limited partnership, its general partner

                  By: Insurance GenPar MGP, L.P., a Delaware limited partnership, its general partner

                       By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

                            By:  /s/ Robert A. Spass
                                 ----------------------------------------------
                                 Name:   Robert A. Spass
                                 Title:  President

CUSIP NO. 45069D203             Schedule 13G                       Page 22 of 24


INSURANCE PARTNERS, L.P., a Delaware limited partnership

         By: Insurance GenPar, L.P., a Delaware limited partnership, its general partner

             By: Insurance GenPar MGP, L.P., a Delaware limited partnership, its general partner

                  By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

                       By:  /s/ Robert A. Spass
                            ---------------------------------------------------
                            Name:   Robert A. Spass
                            Title:  President


INSURANCE GENPAR, L.P., a Delaware limited partnership

         By: Insurance GenPar MGP, L.P., a Delaware limited partnership, its general partner

             By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

                  By:  /s/ Robert A. Spass
                       --------------------------------------------------------
                       Name:   Robert A. Spass
                       Title:  President


INSURANCE GENPAR MGP, L.P., a Delaware limited partnership

         By: Insurance GenPar MGP, Inc., a Delaware corporation, its general partner

             By:  /s/ Robert A. Spass
                  -------------------------------------------------------------
                  Name:   Robert A. Spass
                  Title:  President


INSURANCE GENPAR MGP, INC., a Delaware corporation

                                    By: /s/ Robert A. Spass
                                        ---------------------------------------
                                        Name:   Robert A. Spass
                                        Title:  President

CUSIP NO. 45069D203             Schedule 13G                       Page 23 of 24


INTERNATIONAL MANAGED CARE (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance Partners Offshore (Bermuda), L.P., a Bermuda limited partnership, its general partner

             By: Insurance GenPar (Bermuda), L.P., a Bermuda limited partnership, its general partner

                  By: Insurance GenPar (Bermuda) MGP, L.P., a Bermuda limited partnership, its general partner

                       By: Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda corporation, its general partner

                            By:  /s/ Robert A. Spass
                                 ----------------------------------------------
                                 Name:   Robert A. Spass
                                 Title:  President


INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance GenPar (Bermuda), L.P., a Bermuda limited partnership, its general partner

             By: Insurance GenPar (Bermuda) MGP, L.P., a Bermuda limited partnership, its general partner

                  By: Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda corporation, its general partner

                       By:  /s/ Robert A. Spass
                            ---------------------------------------------------
                              Name: Robert A. Spass
                              Title: President


INSURANCE GENPAR (BERMUDA), L.P., a Bermuda limited partnership

         By: Insurance GenPar (Bermuda) MGP, L.P., a Bermuda limited partnership, its general partner

             By: Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda corporation, its general partner

                  By:  /s/ Robert A. Spass
                       --------------------------------------------------------
                       Name:   Robert A. Spass
                       Title:  President

CUSIP NO. 45069D203             Schedule 13G                       Page 24 of 24


INSURANCE GENPAR (BERMUDA) MGP, L.P., a Bermuda limited partnership

         By: Insurance GenPar (Bermuda) MGP, Ltd., a Bermuda corporation, its general partner

             By:  /s/ Robert A. Spass
                  -------------------------------------------------------------
                  Name:   Robert A. Spass
                  Title:  President


INSURANCE GENPAR (BERMUDA) MGP, LTD., a Bermuda corporation

                                    By: /s/ Robert A. Spass
                                        ---------------------------------------
                                        Name:   Robert A. Spass
                                        Title:  President